Exhibit 99.2

Quarterly Financial Supplement - 2Q 2016

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Loans and Lending Commitments	4
Institutional Securities Income Statement Information	5
Institutional Securities Financial Information and Statistical Data	6
Wealth Management Income Statement Information	7
Wealth Management Financial Information and Statistical Data	8
Investment Management Income Statement Information	9
Investment Management Financial Information and Statistical Data	10
U.S. Bank Supplemental Financial Information	11
Consolidated Return on Average Common Equity Financial Information	12
Earnings Per Share Summary	13
End Notes	14
Definition of GAAP to Non-GAAP Measures and Performance Metrics	15 - 16
Legal Notice	17

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Net revenues
Institutional Securities	$4,578	$3,714	$5,172	23%	(11%)	$8,292	$10,630	(22%)
Wealth Management	3,811	3,668	3,875	4%	(2%)	7,479	7,709	(3%)
Investment Management	583	477	751	22%	(22%)	1,060	1,420	(25%)
Intersegment Eliminations	(63)	(67)	(55)	6%	(15%)	(130)	(109)	(19%)
Net revenues	$8,909	$7,792	$9,743	14%	(9%)	$16,701	$19,650	(15%)

Income (loss) from continuing operations before tax
Institutional Securities	$1,506	$908	$1,622	66%	(7%)	$2,414	$3,435	(30%)
Wealth Management	859	786	885	9%	(3%)	1,645	1,740	(5%)
Investment Management	118	44	220	168%	(46%)	162	407	(60%)
Income (loss) from continuing operations before tax	$2,483	$1,738	$2,727	43%	(9%)	$4,221	$5,582	(24%)

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$988	$591	$1,087	67%	(9%)	$1,579	$2,837	(44%)
Wealth Management	516	493	561	5%	(8%)	1,009	1,096	(8%)
Investment Management	78	50	159	56%	(51%)	128	268	(52%)
Net Income (loss) applicable to Morgan Stanley	$1,582	$1,134	$1,807	40%	(12%)	$2,716	$4,201	(35%)

Financial Metrics:

Earnings per diluted share	$0.75	$0.55	$0.85	36%	(12%)	$1.30	$2.03	(36%)
Earnings per diluted share excluding DVA	$0.75	$0.55	$0.79	36%	(5%)	$1.30	$1.93	(33%)

Return on average common equity	8.3%	6.2%	9.9%			7.2%	12.0%
Return on average common equity excluding DVA	8.3%	6.2%	9.1%			7.2%	11.3%

Notes:	-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (Debt Valuation Adjustments, or DVA) to be presented in other comprehensive income as opposed to net revenues and net income. This change is reflected in the consolidated results and the Institutional Securities segment for 2016. Results for 2015 were not restated pursuant to this guidance.

	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Revenues:
Investment banking	$1,224	$1,107	$1,614	11%	(24%)	$2,331	$2,971	(22%)
Trading	2,746	2,065	2,973	33%	(8%)	4,811	6,623	(27%)
Investments	126	(34)	261	*	(52%)	92	527	(83%)
Commissions and fees	1,020	1,055	1,158	(3%)	(12%)	2,075	2,344	(11%)
Asset management, distribution and admin. fees	2,637	2,620	2,742	1%	(4%)	5,257	5,423	(3%)
Other	243	80	297	*	(18%)	323	468	(31%)
Total non-interest revenues	7,996	6,893	9,045	16%	(12%)	14,889	18,356	(19%)

Interest income	1,667	1,747	1,386	(5%)	20%	3,414	2,870	19%
Interest expense	754	848	688	(11%)	10%	1,602	1,576	2%
Net interest	913	899	698	2%	31%	1,812	1,294	40%
Net revenues	8,909	7,792	9,743	14%	(9%)	16,701	19,650	(15%)
Non-interest expenses:
Compensation and benefits	4,015	3,683	4,405	9%	(9%)	7,698	8,929	(14%)

Non-compensation expenses:
Occupancy and equipment	329	329	351	--	(6%)	658	693	(5%)
Brokerage, clearing and exchange fees	484	465	487	4%	(1%)	949	950	--
Information processing and communications	429	442	438	(3%)	(2%)	871	853	2%
Marketing and business development	154	134	179	15%	(14%)	288	329	(12%)
Professional services	547	514	598	6%	(9%)	1,061	1,084	(2%)
Other	468	487	558	(4%)	(16%)	955	1,230	(22%)
Total non-compensation expenses	2,411	2,371	2,611	2%	(8%)	4,782	5,139	(7%)

Total non-interest expenses	6,426	6,054	7,016	6%	(8%)	12,480	14,068	(11%)

Income (loss) from continuing operations before taxes	2,483	1,738	2,727	43%	(9%)	4,221	5,582	(24%)
Income tax provision / (benefit) from continuing operations	833	578	894	44%	(7%)	1,411	1,281	10%
Income (loss) from continuing operations	1,650	1,160	1,833	42%	(10%)	2,810	4,301	(35%)
Gain (loss) from discontinued operations after tax	(4)	(3)	(2)	(33%)	(100%)	(7)	(7)	--
Net income (loss)	$1,646	$1,157	$1,831	42%	(10%)	$2,803	$4,294	(35%)
Net income applicable to nonredeemable noncontrolling interests	64	23	24	178%	167%	87	93	(6%)
Net income (loss) applicable to Morgan Stanley	1,582	1,134	1,807	40%	(12%)	2,716	4,201	(35%)
Preferred stock dividend / Other	157	79	142	99%	11%	235	222	6%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,425	$1,055	$1,665	35%	(14%)	$2,481	$3,979	(38%)

Pre-tax profit margin	28%	22%	28%			25%	28%
Compensation and benefits as a % of net revenues	45%	47%	45%			46%	45%
Non-compensation expenses as a % of net revenues	27%	30%	27%			29%	26%
Effective tax rate from continuing operations	33.5%	33.3%	32.8%			33.4%	22.9%

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change

Regional revenues
Americas	$6,538	$5,752	$6,777	14%	(4%)	$12,290	$13,707	(10%)
EMEA (Europe, Middle East, Africa)	1,312	1,129	1,436	16%	(9%)	2,441	3,198	(24%)
Asia	1,059	911	1,530	16%	(31%)	1,970	2,745	(28%)
Consolidated net revenues	$8,909	$7,792	$9,743	14%	(9%)	$16,701	$19,650	(15%)

Worldwide employees	54,529	54,779	55,795	--	(2%)

Deposits	$152,693	$157,591	$139,203	(3%)	10%
Assets	$828,873	$807,497	$825,755	3%	--
Risk-weighted assets	$354,390	$373,925	$417,707	(5%)	(15%)
Global liquidity reserve	$207,455	$211,069	$188,214	(2%)	10%
Long-term debt outstanding	$163,492	$162,804	$158,089	--	3%
Maturities of long-term debt outstanding (next 12 months)	$24,244	$26,071	$27,221	(7%)	(11%)

Common equity	$69,596	$68,490	$67,518	2%	3%
Less: Goodwill and intangible assets	(9,411)	(9,491)	(9,740)	1%	3%
Tangible common equity	$60,185	$58,999	$57,778	2%	4%

Preferred equity	$7,520	$7,520	$7,520	--	--
Junior subordinated debt issued to capital trusts	$2,853	$2,849	$2,863	--	--

Period end common shares outstanding (millions)	1,918	1,938	1,956	(1%)	(2%)
Book value per common share	$36.29	$35.34	$34.52
Tangible book value per common share	$31.39	$30.44	$29.54

Common Equity Tier 1 capital Advanced (Transitional)	$59,785	$58,514	$58,666	2%	2%
Tier 1 capital Advanced (Transitional)	$66,756	$65,198	$65,770	2%	1%

Common Equity Tier 1 capital ratio Advanced (Transitional)	16.9%	15.6%	14.0%
Pro-forma Common Equity Tier 1 capital ratio Advanced (Fully Phased-in)	15.8%	14.6%	12.5%
Tier 1 capital ratio Advanced (Transitional)	18.8%	17.4%	15.7%
Tier 1 leverage ratio (Transitional)	8.3%	8.2%	7.9%
Supplementary Leverage Ratio (Transitional)	6.2%	6.1%	5.6%
Pro-forma Supplementary Leverage Ratio (Fully Phased-in)	6.1%	6.0%	5.3%

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015

Institutional Securities

Corporate loans (1)	$19.9	$16.6	$15.7	20%	27%

Corporate lending commitments (2)	$83.8	$89.3	$85.8	(6%)	(2%)

Corporate Loans and Lending Commitments (3)	$103.7	$105.9	$101.5	(2%)	2%

Other loans	$28.3	$30.2	$28.5	(6%)	(1%)

Other lending commitments	$4.2	$4.0	$6.7	5%	(37%)

Other Loans and Lending Commitments (4)	$32.5	$34.2	$35.2	(5%)	(8%)

Institutional Securities Loans and Lending Commitments (5)	$136.2	$140.1	$136.7	(3%)	--

Wealth Management

Loans	$54.3	$51.8	$43.8	5%	24%

Lending commitments	$7.0	$6.4	$5.6	9%	25%

Wealth Management Loans and Lending Commitments (6)	$61.3	$58.2	$49.4	5%	24%

Consolidated Loans and Lending Commitments	$197.5	$198.3	$186.1	--	6%

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Revenues:
Investment banking	$1,108	$990	$1,440	12%	(23%)	$2,098	$2,613	(20%)
Trading	2,498	1,891	2,785	32%	(10%)	4,389	6,207	(29%)
Investments	76	32	16	138%	*	108	128	(16%)
Commissions and fees	607	655	683	(7%)	(11%)	1,262	1,356	(7%)
Asset management, distribution and admin. fees	69	73	69	(5%)	--	142	145	(2%)
Other	138	4	212	*	(35%)	142	302	(53%)
Total non-interest revenues	4,496	3,645	5,205	23%	(14%)	8,141	10,751	(24%)

Interest income	966	1,053	723	(8%)	34%	2,019	1,593	27%
Interest expense	884	984	756	(10%)	17%	1,868	1,714	9%
Net interest	82	69	(33)	19%	*	151	(121)	*
Net revenues	4,578	3,714	5,172	23%	(11%)	8,292	10,630	(22%)

Compensation and benefits	1,625	1,382	1,897	18%	(14%)	3,007	3,923	(23%)
Non-compensation expenses	1,447	1,424	1,653	2%	(12%)	2,871	3,272	(12%)
Total non-interest expenses	3,072	2,806	3,550	9%	(13%)	5,878	7,195	(18%)

Income (loss) from continuing operations before taxes	1,506	908	1,622	66%	(7%)	2,414	3,435	(30%)
Income tax provision / (benefit) from continuing operations	453	275	511	65%	(11%)	728	517	41%
Income (loss) from continuing operations	1,053	633	1,111	66%	(5%)	1,686	2,918	(42%)
Gain (loss) from discontinued operations after tax	(4)	(3)	(2)	(33%)	(100%)	(7)	(7)	--
Net income (loss)	1,049	630	1,109	67%	(5%)	1,679	2,911	(42%)
Net income applicable to nonredeemable noncontrolling interests	61	39	22	56%	177%	100	74	35%
Net income (loss) applicable to Morgan Stanley	$988	$591	$1,087	67%	(9%)	$1,579	$2,837	(44%)

Pre-tax profit margin	33%	24%	31%			29%	32%
Compensation and benefits as a % of net revenues	35%	37%	37%			36%	37%

Notes:
- Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors

DVA to be presented in other comprehensive income as opposed to net revenues and net income. Results for 2015 were not restated pursuant to this guidance.
- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Investment Banking
Advisory revenues	$497	$591	$423	(16%)	17%	$1,088	$894	22%
Underwriting revenues
Equity	266	160	489	66%	(46%)	426	796	(46%)
Fixed income	345	239	528	44%	(35%)	584	923	(37%)
Total underwriting revenues	611	399	1,017	53%	(40%)	1,010	1,719	(41%)

Total investment banking revenues	$1,108	$990	$1,440	12%	(23%)	$2,098	$2,613	(20%)

Sales & Trading
Equity	$2,145	$2,056	$2,342	4%	(8%)	$4,201	$4,635	(9%)
Fixed Income & Commodities	1,297	873	1,377	49%	(6%)	2,170	3,380	(36%)
Other	(186)	(241)	(215)	23%	13%	(427)	(428)	--
Total sales & trading net revenues	$3,256	$2,688	$3,504	21%	(7%)	$5,944	$7,587	(22%)

Investments & Other
Investments	$76	$32	$16	138%	*	$108	$128	(16%)
Other	138	4	212	*	(35%)	142	302	(53%)
Total investments & other revenues	$214	$36	$228	*	(6%)	$250	$430	(42%)

Institutional Securities net revenues	$4,578	$3,714	$5,172	23%	(11%)	$8,292	$10,630	(22%)

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$32	$33	$35
Equity price	$17	$18	$23
Foreign exchange rate	$7	$7	$12
Commodity price	$10	$11	$16

Aggregation of Primary Risk Categories	$38	$42	$50

Credit Portfolio VaR	$20	$16	$12

Trading VaR	$46	$46	$54

Notes:	-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from DVA to be presented in other comprehensive income as opposed to net revenues and net income. Results for 2015 were not restated pursuant to this guidance. Sales and trading net revenues included positive / (negative) revenue related to DVA as follows:

June 30, 2015: Total QTD: $182 million; Fixed Income & Commodities: $110 million; Equity: $72 million
June 30, 2015: Total YTD: $307 million; Fixed Income & Commodities: $210 million; Equity: $97 million
	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Revenues:
Investment banking	$123	$121	$186	2%	(34%)	$244	$378	(35%)
Trading	252	194	196	30%	29%	446	428	4%
Investments	0	(2)	13	*	*	(2)	15	*
Commissions and fees	423	412	490	3%	(14%)	835	1,016	(18%)
Asset management, distribution and admin. fees	2,082	2,054	2,174	1%	(4%)	4,136	4,289	(4%)
Other	102	58	79	76%	29%	160	157	2%
Total non-interest revenues	2,982	2,837	3,138	5%	(5%)	5,819	6,283	(7%)

Interest income	920	914	782	1%	18%	1,834	1,519	21%
Interest expense	91	83	45	10%	102%	174	93	87%
Net interest	829	831	737	--	12%	1,660	1,426	16%
Net revenues	3,811	3,668	3,875	4%	(2%)	7,479	7,709	(3%)

Compensation and benefits	2,152	2,088	2,200	3%	(2%)	4,240	4,425	(4%)
Non-compensation expenses	800	794	790	1%	1%	1,594	1,544	3%
Total non-interest expenses	2,952	2,882	2,990	2%	(1%)	5,834	5,969	(2%)

Income (loss) from continuing operations before taxes	859	786	885	9%	(3%)	1,645	1,740	(5%)
Income tax provision / (benefit) from continuing operations	343	293	324	17%	6%	636	644	(1%)
Income (loss) from continuing operations	516	493	561	5%	(8%)	1,009	1,096	(8%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	516	493	561	5%	(8%)	1,009	1,096	(8%)
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$516	$493	$561	5%	(8%)	$1,009	$1,096	(8%)

Pre-tax profit margin	23%	21%	23%			22%	23%
Compensation and benefits as a % of net revenues	56%	57%	57%			57%	57%

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015

Bank deposit program (billions)	$150	$152	$132	(1%)	14%

Wealth Management Metrics

Wealth Management representatives	15,909	15,888	15,771	--	1%

Annualized revenue per representative (000's)	$959	$923	$978	4%	(2%)

Client assets (billions)	$2,034	$1,999	$2,034	2%	--
Client assets per representative (millions)	$128	$126	$129	2%	(1%)
Client liabilities (billions)	$69	$66	$58	5%	19%

Fee based asset flows (billions)	$12.0	$5.9	$13.9	103%	(14%)
Fee based client account assets (billions)	$820	$798	$813	3%	1%
Fee based assets as a % of client assets	40%	40%	40%

Retail locations	609	604	618	1%	(1%)

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Revenues:
Investment banking	$-	$1	$-	*	--	$1	$-	*
Trading	5	(10)	(6)	*	*	(5)	(3)	(67%)
Investments (1)	50	(64)	232	*	(78%)	(14)	384	*
Commissions and fees	0	3	0	*	--	3	0	*
Asset management, distribution and admin. fees	517	526	522	(2%)	(1%)	1,043	1,036	1%
Other	9	22	9	(59%)	--	31	14	121%
Total non-interest revenues	581	478	757	22%	(23%)	1,059	1,431	(26%)

Interest income	3	1	0	200%	*	4	1	*
Interest expense	1	2	6	(50%)	(83%)	3	12	(75%)
Net interest	2	(1)	(6)	*	*	1	(11)	*
Net revenues	583	477	751	22%	(22%)	1,060	1,420	(25%)

Compensation and benefits	238	213	308	12%	(23%)	451	581	(22%)
Non-compensation expenses	227	220	223	3%	2%	447	432	3%
Total non-interest expenses	465	433	531	7%	(12%)	898	1,013	(11%)

Income (loss) from continuing operations before taxes	118	44	220	168%	(46%)	162	407	(60%)
Income tax provision / (benefit) from continuing operations	37	10	59	*	(37%)	47	120	(61%)
Income (loss) from continuing operations	81	34	161	138%	(50%)	115	287	(60%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	81	34	161	138%	(50%)	115	287	(60%)
Net income applicable to nonredeemable noncontrolling interests	3	(16)	2	*	50%	(13)	19	*
Net income (loss) applicable to Morgan Stanley	$78	$50	$159	56%	(51%)	$128	$268	(52%)

Pre-tax profit margin	20%	9%	29%			15%	29%
Compensation and benefits as a % of net revenues	41%	45%	41%			43%	41%

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$(1.4)	$(0.7)	$(4.1)	(100%)	66%	$(2.1)	$(7.2)	71%
Fixed Income	(1.2)	(0.8)	(0.3)	(50%)	*	(2.0)	0.8	*
Liquidity	2.4	(2.4)	0.7	*	*	0.0	3.5	*
Alternative / Other products	(1.5)	0.3	(0.3)	*	*	(1.2)	0.2	*

Total net flows	$(1.7)	$(3.6)	$(4.0)	53%	58%	$(5.3)	$(2.7)	(96%)

Assets under management or supervision by asset class (2)
Equity	$81	$81	$96	--	(16%)
Fixed Income	61	62	64	(2%)	(5%)
Liquidity	149	146	132	2%	13%
Alternative / Other products	115	116	111	(1%)	4%

Total Assets Under Management or Supervision	$406	$405	$403	--	1%
Share of minority stake assets	$8	$8	$7	--	14%

Effective in the second quarter of 2016, the Investment Management segment revised the presentation of assets under management or supervision to better align asset classes with its present organizational structure. With this change, the Alternative/Other products asset class now includes products in Fund of Funds, Real Estate, Private Equity and Credit Strategies, as well as Multi-Asset portfolios. All prior period information has been recasted in the new format.

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015

U.S. Bank assets	$175.1	$177.0	$156.2	(1%)	12%

U.S. Bank investment securities portfolio (1)	$64.6	$61.8	$52.9	5%	22%

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$31.4	$29.9	$25.3	5%	24%
Residential real estate loans	22.7	21.8	18.4	4%	23%
Total Securities-based and residential loans	$54.1	$51.7	$43.7	5%	24%

Institutional Securities U.S. Bank Data
Corporate Lending	$8.9	$9.8	$10.5	(9%)	(15%)
Other Lending:
Corporate loans	12.3	14.1	10.8	(13%)	14%
Wholesale real estate and other loans	8.9	8.3	9.6	7%	(7%)
Total other loans	$21.2	$22.4	$20.4	(5%)	4%
Total corporate and other loans	$30.1	$32.2	$30.9	(7%)	(3%)

Notes:	- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Return on Average Common Equity Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change
Average Common Equity
Institutional Securities	$43.2	$43.2	$35.3	--	22%	$43.2	$36.1	20%
Wealth Management	15.3	15.3	11.3	--	35%	15.3	10.9	40%
Investment Management	2.8	2.8	2.3	--	22%	2.8	2.3	22%
Parent	7.7	6.9	18.3	12%	(58%)	7.3	17.0	(57%)
Firm	$69.0	$68.2	$67.2	1%	3%	$68.6	$66.3	3%

Return on average Common Equity
Institutional Securities	8%	5%	11%			6%	15%
Wealth Management	13%	13%	18%			13%	18%
Investment Management	11%	7%	28%			9%	23%
Firm	8%	6%	10%			7%	12%

Notes:	- Beginning in 2016, the amount of capital allocated to the business segments was set at the beginning of the year, and will remain fixed throughout the year until the next annual reset. Differences between Available and Required Capital will be reflected in Parent equity during the year. Periods prior to
2016 have not been recasted under the new methodology.
- Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Earnings Per Share Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2016	Mar 31, 2016	June 30, 2015	Mar 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015	Change

Income (loss) from continuing operations	$1,650	$1,160	$1,833	42%	(10%)	$2,810	$4,301	(35%)
Net income applicable to nonredeemable noncontrolling interests	64	23	24	178%	167%	87	93	(6%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,586	1,137	1,809	39%	(12%)	2,723	4,208	(35%)
Less: Preferred Dividends and allocation of earnings to Participating Restricted Stock Units	157	79	142	99%	11%	235	222	6%
Income (loss) from continuing operations applicable to Morgan Stanley	1,429	1,058	1,667	35%	(14%)	2,488	3,986	(38%)

Gain (loss) from discontinued operations after tax	(4)	(3)	(2)	(33%)	(100%)	(7)	(7)	--
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(4)	(3)	(2)	(33%)	(100%)	(7)	(7)	--

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,425	$1,055	$1,665	35%	(14%)	$2,481	$3,979	(38%)

Average basic common shares outstanding (millions)	1,866	1,883	1,919	(1%)	(3%)	1,875	1,922	(2%)

Earnings per basic share:
Income from continuing operations	$0.77	$0.56	$0.87	38%	(11%)	$1.33	$2.07	(36%)
Discontinued operations	$(0.01)	$-	$-	*	*	$(0.01)	$-	*
Earnings per basic share	$0.76	$0.56	$0.87	36%	(13%)	$1.32	$2.07	(36%)

Average diluted common shares outstanding and common stock equivalents (millions)	1,899	1,915	1,960	(1%)	(3%)	1,907	1,962	(3%)

Earnings per diluted share:
Income from continuing operations	$0.75	$0.55	$0.85	36%	(12%)	$1.30	$2.03	(36%)
Discontinued operations	$-	$-	$-	--	--	$-	$-	--
Earnings per diluted share	$0.75	$0.55	$0.85	36%	(12%)	$1.30	$2.03	(36%)

 Notes:    - Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

End Notes

Page 4:
(1)	For the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 30%, 36% and 45%
- % non-investment grade: 70%, 64% and 55%
(2)	For the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 76%, 76% and 70%
- % non-investment grade: 24%, 24% and 30%
(3)
At June 30, 2016, March 31, 2016 and June 30, 2015, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $13.0 billion, $10.6 billion and $11.8 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015, Institutional Securities recorded a provision (release) for credit losses of $17.2 million, $108.7 million and $2.2 million, respectively, related to loans and $(13.6) million, $15.2 million and $(28.7) million, respectively, related to lending commitments.

(6)
For the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015, Wealth Management recorded a provision (release) for credit losses of $(0.8) million, $3.0 million and $1.6 million, respectively, related to loans. For the quarters ended June 30, 2016 and March 31, 2016, a provision of $0.2 million and $0.4 million was recorded, respectively, related to lending commitments, and there was no material provision for June 30, 2015.

Page 9:
(1)
The quarters ended June 30, 2016, March 31, 2016 and June 30, 2015 include investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

Page 10:
(1)	Net Flows by region [inflow / (outflow)] for the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015 were:
North America: $(1.7) billion, $0 billion and $(1.1) billion
International: $0 billion, $(3.6) billion and $(2.9) billion
(2)	Assets under management or supervision by region for the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015 were:
North America: $264 billion, $264 billion and $252 billion
International: $142 billion, $141 billion and $151 billion

Page 11:
(1)
For the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015, the U.S. Bank investment securities portfolio included held to maturity investment securities of $10.4 billion, $7.7 billion and $2.4 billion, respectively.

Definition of GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States ("U.S. GAAP" or "GAAP").  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.  In addition to the following notes, please also refer to the Firm's second quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures: earnings (losses) per diluted share excluding DVA, return on average common equity metrics, return on average common equity excluding DVA metrics, Tangible Common Equity, Tangible book value per common share and pre-tax margin.  These measures are calculated as follows:
      - The earnings (losses) per diluted share amounts, excluding DVA for periods prior to January 1, 2016 represent net income (loss) applicable to Morgan Stanley, adjusted for the positive / (negative) impact of DVA, less preferred dividends divided by the average number of diluted shares outstanding.
      - The return on average common equity equals net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity.
      - The return on average common equity excluding DVA for the periods prior to January 1, 2016 is adjusted for DVA in the numerator and denominator.
      -  Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (Debt Valuation Adjustments, or DVA) to be presented in other comprehensive income as opposed to net revenues and net income.  As a result of this adoption, the Firm has redefined the calculation of return on average common equity excluding DVA to adjust for
         DVA only in the denominator.
      - Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
      - Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
      - Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.

(c)
The fully phased-in Common Equity Tier 1 risk-based capital ratio and fully phased-in Supplementary Leverage Ratio are pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals Tier 1 capital (calculated under U.S. Basel III transitional rules) divided by the total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2015 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended March 31, 2016.

Definition of Performance Metrics

(a)	Book value per common share equals common equity divided by period end common shares outstanding.
(b)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2015 (2015 Form 10-K).

(c)
The Firm’s binding risk-based capital ratios for regulatory purposes under U.S. Basel III are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). At June 30, 2016, the binding ratio is based on the Advanced Approach transitional rules. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2015 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended March 31, 2016.

(d)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(e)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(f)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.

(g)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2015 Form 10-K.

(h)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(i)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(j)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(k)	Wealth Management fee based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(l)	Wealth Management fee based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude cash management related activity.
(m)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(n)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(o)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(p)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with affiliated entities.
(q)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(r)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm’s regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity.  Effective January 1, 2016 the common equity estimation and attribution to the business segments is based on the Firm’s fully phased-in regulatory capital, including supplementary leverage and stress losses (which results in more capital being attributed to the business segments), whereas prior periods were attributed based on transitional regulatory capital provisions.  Also beginning in 2016, the amount of capital allocated to the business segments was set at the beginning of the year, and will remain fixed throughout the year until the next annual reset. The Required Capital framework will evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 “Liquidity and Capital Resources—Regulatory Requirements” in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2015 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

(s)	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(t)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 15 to the consolidated financial statements in the Firm's 10-Q for the quarter ended March 31, 2016.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 20, 2016.